Exhibit 10.24

EXECUTION

AMENDMENT NO. 2
TO SECOND AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Second Amended and Restated Master Repurchase Agreement, dated as of May 3, 2019 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH, ALPINE SECURITIZATION LTD (“Buyers”), AMERIHOME MORTGAGE COMPANY, LLC (“Seller”) and AHMC HOLDING I LLC (“REO Subsidiary”).

RECITALS

Administrative Agent, Buyers, Seller and REO Subsidiary are parties to that certain (a) Second Amended and Restated Master Repurchase Agreement, dated as of May 9, 2018 (as amended by Amendment No. 1, dated as of August 22, 2018, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Second Amended and Restated Pricing Side Letter, dated as of May 9, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement and Pricing Side Letter, as applicable.

Administrative Agent, Buyers and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Administrative Agent, Buyers and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1.         Representations and Warranties.  Schedule 1 to the Existing Repurchase Agreement is hereby amended by deleting paragraph (s) in its entirety and replacing it with the following:

(s)            Origination; Payment Terms.  The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority.  Principal and interest payments on the Mortgage Loan commenced no more than sixty-two (62) days after funds were disbursed in connection with the Mortgage Loan.  No Mortgage Loan has a balloon payment feature.  Interest on the Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.  With respect to adjustable rate Mortgage Loans, the Mortgage Interest Rate is adjusted on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest .125%), subject to the Mortgage Interest Rate Cap.  The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, which installments of interest with respect to adjustable rate Mortgage Loans, are subject to change on the Interest Rate Adjustment Date due to adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty (30) years from commencement of amortization.

SECTION 2.         Conditions Precedent.  This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.1          Delivered Documents.  On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)           this Amendment, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers and the Seller;

(b)           Amendment No. 5 to Second Amended and Restated Pricing Side Letter, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers, the Seller and the REO Subsidiary; and

(c)           such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

SECTION 3.         Representations and Warranties.  Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 4.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.         Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 6.         Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment.

SECTION 7.         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE

2

STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written,

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:
Name:
Title:

ALPINE SECURIMATION LTD, as a Buyer, by Credit Suisse AG, New York Branch, as Attorney-in-Fact

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 2 to Second Amended and Restated Master Repurchase Agreement

AMERIHOME MORTGAGE COMPANY, LLC, as Seller

By:
Name:
Title:

AHMC HOLDING I LLC, as REO Subsidiary

By:
Name:
Title:

Signature Page to Amendment No. 2 to Second Amended and Restated Master Repurchase Agreement